                                                                      EXHIBIT 25

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___

                   FIRST FIDELITY BANK, NATIONAL ASSOCIATION
              (Exact Name of Trustee as Specified in its Charter)

                                  22-1147033
                     (I.R.S. Employer Identification No.)

                  202A SOUTH BRIDGE STREET, ELKTON, MARYLAND
                   (Address of Principal Executive Offices)

                                     21921
                                  (Zip Code)

                   FIRST FIDELITY BANK, NATIONAL ASSOCIATION
                            123 SOUTH BROAD STREET
                            PHILADELPHIA, PA  19109
                  ATTENTION:  CORPORATE TRUST ADMINISTRATION
                                (215) 985-6000
           (Name, address and telephone number of Agent for Service)

                            McDONALD'S CORPORATION
              (Exact Name of Obligor as Specified in its Charter)

                                   DELAWARE
        (State or other jurisdiction of Incorporation or Organization)

                                  36-2361282
                     (I.R.S. Employer Identification No.)


                   ONE McDONALD'S PLAZA, OAK BROOK, ILLINOIS
                   (Address of Principal Executive Offices)

                                     60521
                                  (Zip Code)



              MEDIUM TERM NOTES, DUE FROM NINE MONTHS TO 60 YEARS

           APPLICATION RELATES TO ALL SECURITIES REGISTERED PURSUANT
                TO THE DELAYED OFFERING REGISTRATION STATEMENT
                        (TITLE OF INDENTURE SECURITIES)

            1. GENERAL INFORMATION.

            FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

            a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO
               WHICH IT IS SUBJECT:
               Comptroller of the Currency
               United States Department of the Treasury
               Washington, D.C.  20219

               Federal Reserve Bank (3rd District)
               Philadelphia, Pennsylvania  19106

               Federal Deposit Insurance Corporation
               Washington, D.C.  20429

            b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

               Yes.


            2. AFFILIATIONS WITH OBLIGOR.

               IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
            AFFILIATION.

               None.


            3. VOTING SECURITIES OF THE TRUSTEE.

               FURNISH  THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING
            SECURITIES OF THE TRUSTEE:

               Not applicable - see answer to Item 13.


            4. TRUSTEESHIPS UNDER OTHER INDENTURES.

               IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH
            ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

            Not applicable - see answer to Item 13.


            5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

               IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF
            THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

               Not applicable - see answer to Item 13.


            6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
               OFFICIALS.

               FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF
            THE

            TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF THE OBLIGOR:

               Not applicable - see answer to Item 13.


            7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS.

               FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF
            THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH
            UNDERWRITER:

               Not applicable - see answer to Item 13.


            8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

               FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR
            OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE:

               Not applicable - see answer to Item 13.


            9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

               IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY
            FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

                Not applicable - see answer to Item 13.


            10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY
            FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING STOCK OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

                Not applicable - see answer to Item 13.


            11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY
            FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

                Not applicable - see answer to Item 13.


            12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED
            TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

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                 Not applicable - see answer to Item 13.


            13.  DEFAULTS BY THE OBLIGOR.

                (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO
            THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                None.

                (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER
            WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

                 None.

            14.   AFFILIATIONS WITH THE UNDERWRITERS.

                 IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE
            EACH SUCH AFFILIATION.

                 Not applicable - see answer to Item 13.


            15.   Foreign trustee.

                 IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE TRUSTEE IS
            AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                 Not applicable - trustee is a national banking association organized under the laws of the United States.


            16.   LIST OF EXHIBITS.

                 LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
            ELIGIBILITY.

               __  1. Copy of Articles of Association of the trustee as now in effect.**

               __  2. Copy of the Certificate of the Comptroller of the Currency
                      date dated January 11, 1994, evidencing the authority of the trustee to transact business.*

               __  3. Copy of the Certification of Fiduciary Powers of the
                      trustee by the Office of the Comptroller of the Currency dated July 24, 1992.*

               __  4. Copy of existing by-laws of the trustee.**

               __  5. Copy of each indenture referred to in Item 4, if the obligor is in default.
                      -Not Applicable.

                X  6. Consent of the trustee required by Section 321(b) of the
               --     Act.


                X  7. Copy of report of condition of the trustee at the close of
               -- business on March 31, 1995, published pursuant to the requirements of its supervising authority.

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               __  8. Copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.
                      - Not Applicable

               __  9. Consent to service of process required of foreign trustees pursuant to Rule 10a-4 under the Act.
                      - Not Applicable
            _____________________

                  *Previously filed with the Securities Exchange Commission on
            February 11, 1994 as an Exhibit to Form T-1 in connection with Registration Statement Number 22-73340 and ** previously filed with the Securities Exchange Commission on April 4,1995 with Registration Statement Number 33-58625 and incorporated herein by reference


                                      NOTE

                   The trustee disclaims responsibility for the accuracy or
            completeness of information contained in this Statement of Eligibility and Qualification not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.


                                   SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of
            1939, the trustee, First Fidelity Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Philadelphia and Commonwealth of Pennsylvania, on the 28th day of June, 1995.

                           FIRST FIDELITY BANK, NATIONAL ASSOCIATION



                           By: s/John H. Clapham


                              John H. Clapham
                              ---------------
                              Asst. Vice President

                                                            EXHIBIT



                               CONSENT OF TRUSTEE



      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of McDonald`s Corporation, Medium-Term Notes Notes, Due from Nine Months to 60 Years, First Fidelity Bank, National Association, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                 FIRST FIDELITY BANK, NATIONAL ASSOCIATION


                  By: /s/ John H. Clapham
                      --------------------------
                      John H. Clapham
                      Asst. Vice President



Philadelphia, Pennsylvania

June 28, 1995

                           REPORT OF CONDITION       EXHIBIT 7

       Consolidating domestic and foreign subsidiaries of the First Fidelity Bank, National Association of Elkton in the state of Maryland, at the close of business on March 31,1995, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section
       161. Charter Number 33869 Comptroller of the Currency Northeastern District.

       STATEMENT OF RESOURCES AND LIABILITIES

                                     ASSETS
                                                                             Thousand of
                                                                               Dollars
                                                                             -----------
       Cash and balance due from depository institutions:
         Noninterest-bearing balances and currency and coin..............      1,599,546
         Interest-bearing balances.......................................        131,786
       Securities........................................................      /////////
         Hold-to-maturity securities.....................................      3,154,827
         Available-for-sale securities...................................      3,271,974
       Federal funds sold and securities purchased under agreements......     //////////
       to resell in domestic offices of the bank and of it...............     //////////
       Edge and Agreement subsidiaries, and in IBFs:.....................     //////////
       Federal funds sold................................................         10,000
       Securities purchased under agreements to resell...................        207,267
       Loans and lease financing receivables:
       Loan and leases, net of unearned income......22,371,585
       LESS: Allowance for loan and lease losses.......517,965
       LESS: Allocated transfer risk reserve.................0
       Loans and leases, net of unearned income, allowance, and
       reserve...........................................................     21,853,620
       Assets held in trading accounts...................................         70,275
       Premises and fixed assets (including capitalized leases)..........        390,023
       Other real estate owned...........................................        135,803
       Investment in unconsolidated subsidiaries and associated..........     //////////
       companies.........................................................         13,434
       Customer's liability to this bank on acceptances outstanding......        180,053
       Intangible assets.................................................        721,391
       Other assets......................................................        890,755
       Total assets......................................................     32,630,754
                                  LIABILITIES
       Deposits:
            In domestic offices..........................................     25,014,990
              Noninterest-bearing......................4,531,531
              Interest-bearing........................20,483,459
            In foreign offices, Edge and Agreement subsidiaries,
            and IBFs.....................................................      1,106,660
              Noninterest-bearing.........................11,811
              Interest-bearing.........................1,094,849
       Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
                   Edge and Agreement subsidiaries, and IBFs
            Federal fund purchased.......................................      1,044,014
            Securities sold under agreements to repurchase...............      1,421,199
       Demand notes issued to the U.S. Treasury..........................              0
       Trading liabilities...............................................              0
       Other borrowed money:.............................................      /////////
       With original maturity of one year or less........................         16,956
           With original maturity of more than one year..................            635
       Mortgage indebtedness and obligations under capitalized leases....         16,899
       Bank's liability on acceptances executed and outstanding..........        180,795
       Subordinated notes and debentures.................................        175,000
       Other liabilities.................................................        620,629
       Total liabilities.................................................     29,597,777
       Limited-life preferred stock and related surplus..................              0

                                      EQUITY CAPITAL
       Perpetual preferred stock and related surplus.....................        160,540
       Common Stock......................................................        452,156
       Surplus...........................................................      1,300,080
       Undivided profits and capital reserves............................      1,167,757
       Net unrealized holding gains (losses) on available-for-sale             /////////
        securities.......................................................       (47,556)
       Cumulative foreign currency translation adjustments...............              0
       Total equity capital..............................................      3,032,977
       Total liabilities, limited-life preferred stock and equity              /////////
         capital.........................................................     32,630,754